EXHIBIT 32

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Maxwell Grant, has executed this certification in connection with the filing with the Securities and Exchange Commission of Chancellor Group, Inc.'s Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "Report"). The undersigned hereby certifies that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Chancellor Group, Inc.


Dated: October 1, 2012                 /s/ Maxwell Grant
                                       -----------------------------------------
                                       Maxwell Grant
                                       Chief Executive Officer and
                                       Principal Financial Officer